Filed by eXcelon Corporation pursuant to Rule 425 under the Securities Act of 1933, as amended and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended

Subject Company:
C-bridge Internet Solutions, Inc.
Commission File No. 0-28185

On May 23, 2001, eXcelon Corporation and C-bridge Internet Solutions, Inc. announced that they had entered into a definitive agreement with respect to a merger between the two companies. Set forth below is a copy of the Joint Press Release of eXcelon Corporation and C-bridge Internet Solutions, Inc.


                                                                    NEWS RELEASE

FOR IMMEDIATE RELEASE

CONTACTS:         Amy Pavel
                  Lois Paul & Partners (for eXcelon)
                  781-238-5747
                  amy_pavel@lpp.com

                  Janette Mandell
                  Greenough Communications (for C-bridge)
                  671-275-6532
                  jmandell@gcgpr.com


                      EXCELON CORPORATION AND C-BRIDGE SIGN
                                MERGER AGREEMENT

   NEW COMPANY TO LEVERAGE MANAGEMENT EXPERIENCE, AWARD-WINNING TECHNOLOGY AND
     STRATEGIC INDUSTRY SOLUTIONS TO DELIVER HIGH VALUE AND SPEED-TO-MARKET

BOSTON AND BURLINGTON, MASS. -- MAY 23, 2001 -- eXcelon Corporation (NASDAQ:
EXLN), an award-winning provider of an XML-based platform for self-service and collaborative applications, and C-bridge(TM) (NASDAQ: CBIS), the originator of the ISolutions approach to e-Enterprise consulting and services, today announced that they have signed a definitive agreement to merge the two companies. A conference call has been scheduled for 9:30 a.m. today to discuss this announcement.

Today's agreement between the two companies represents a merger of equals. Under the terms of the agreement, each outstanding share of C-bridge common stock will be converted into the right to receive 1.2517 shares of eXcelon common stock. The eXcelon/C-bridge shareholders will each own 50 percent of the combined company on a fully diluted basis.

The merger will create a new company with 2001 projected revenues in excess of $100 million and cash reserves of over $50 million that is immediately positioned to address the growing demand for industry-specific Enterprise Commerce Management (ECM) solutions. ECM is a model for corporations seeking to build their next generation business systems. Extending beyond ERP to a corporation's trading partners, ECM includes the entire value chain, from suppliers to channel partners to customers, and is enabled by business process applications, services, and the Internet to support commerce throughout the value chain.

Upon the completion of the merger, the new company will conduct business as eXcelon Corporation. The combination of eXcelon and C-bridge will create a company that provides Enterprise Commerce Management solutions delivered on a platform-based architecture. The merger unites C-bridge's ability to engage in strategic business consulting, diagnostic services and deep vertical industry expertise with eXcelon's award-winning XML platform, object data management technology and proven track record in successfully serving enterprise customers for over 12 years. The combination of C-bridge and eXcelon brings noteworthy execution strength to market, backed by the companies' resources, customers, products, solutions, management team and a strong balance sheet.

"eXcelon's growth over the past year has been fueled by enterprises leveraging our XML-based products to integrate their data and content to provide significant business value to their customers, partners, suppliers and employees," said Bob Goldman, chairman and CEO, eXcelon Corporation. "The combination of C-bridge's expertise in winning large contracts with Global 2000 organizations, along with eXcelon's technology, will position the combined company to be a leader in the Enterprise Commerce Management market. We are extremely excited to join forces with C-bridge as it brings to us a successful track record of selling solutions, established positions in key vertical markets and a very strong sales channel to deploy high rate-of-return collaborative applications."

eXcelon Chairman and CEO Bob Goldman will serve as chairman of the board and Lacey Brandt, eXcelon's chief financial officer will serve as CFO for the new company. Joe Bellini, C-bridge chairman and CEO, will assume the role of chief executive officer of the new company. In addition to growing C-bridge's annual revenues from $5 million to $83 million in less than two years, Bellini has over 18 years of experience in organizations that sell solutions, with companies including i2 Technologies, Oracle and EDS. Combined with the strong leaders from eXcelon, his executive team also brings depth and demonstrated achievement in successfully transitioning companies, including i2 and Oracle, to solutions-focused product models.

"Our two companies align perfectly to provide XML-based solutions that enable the integration of enterprise value chains, a market which is estimated to be as large as $250 billion during the next four years in several studies published by AMR Research and IDC," said Joe Bellini, C-bridge chairman and CEO. "eXcelon's XML technology provides a strong foundation upon which companies can base their eBusiness architecture. This platform, coupled with our expertise in vertical market consulting and diagnostic services, will enable us to deliver solutions that address the immediate and ongoing business needs of key vertical industries. This unique integrated approach will allow us to deliver solutions faster and more efficiently, with the goal of providing higher return on investment for our customers

The new eXcelon will provide early-mover advantage in the ECM market through:

         o A THOUGHT-LEADING SOLUTION APPROACH - Through industry-focused ISolutions, the combined company will have an early lead in working with clients to identify strategies to create new business opportunities to increase shareholder value, develop business initiatives to implement those strategies and apply digital technologies that integrate new business workflows with existing information systems.

         o THE XML PLATFORM -The XML platform combines eXcelon's Extensible Information Server, Business Process Manager and Stylus Studio in an integrated environment that enables organizations to build a new class of self-service and collaborative applications that empower their customers, suppliers and employees to engage in complex activities with less manual interaction.

         o A PROVEN SOLUTIONS METHODOLOGY - C-bridge's RAPID VALUE(TM) services methodology assists companies in the ongoing process of expanding and improving business through technology. This methodology encompasses strategy and diagnostics services and a four-phase "Define, Design, Develop and Deploy" delivery model.

The new company will have over 1500 customers and a global presence with locations in the US, UK, Germany, Netherlands, Scandinavia, Japan, Australia, Hong Kong, and Singapore. Object Design, a division of eXcelon Corporation and a leader in the object data management market, will continue to be managed as a separate division of the combined company.

CONFERENCE CALL INFORMATION

eXcelon and C-bridge executives will host a conference call today at 9:30 a.m. EDT. The session may be accessed at http://www.exceloncorp.com/investors and on the investor page of C-bridge's web site, www.c-bridge.com. A replay of the call will be made available for fifteen days on both sites.

ABOUT EXCELON CORPORATION

eXcelon Corporation (NASDAQ: EXLN) is the leading provider of an XML-based platform for building self-service and collaborative applications. eXcelon enables its customers to access and leverage the data and content that resides within their existing systems regardless of original format, making it possible to share that information across an "extended enterprise" of customers, partners, suppliers and employees for a collective business advantage. By deploying information-rich collaborative and self-service applications, enterprises empower their partners and customers to leverage data and content previously unavailable without direct, and often complex, human interaction. Such applications help businesses improve customer service, reduce costs, bring new products to market faster, increase efficiency and strengthen external relationships. Based in Burlington, Massachusetts and founded in 1988, eXcelon Corporation sells and supports its products through branch offices across the U.S. and through international subsidiaries in the United Kingdom, Germany, The Netherlands, Japan and Australia, as well as a worldwide network of distributors, value-added resellers, systems integrators and other indirect sales partners.

ABOUT C-BRIDGE

C-bridge (NASDAQ: CBIS) is the originator of the ISolutions approach to e-Enterprise consulting and services. A noted provider of quality, industry-focused e-Enterprise solutions and consulting services to the Global 2000 and emerging industry leaders, C-bridge's experience, execution and strategic counsel to enterprises striving to effectively manage their value chains have earned recognition worldwide. C-bridge ISolutions are the new breed of "productized" services designed and assembled to provide organizations with reliable standards-based, business and technology architecture. ISolutions integrate the e-Enterprise and value chains to retain customers, expand markets and improve efficiencies.

Headquartered in Boston, Massachusetts, C-bridge is distinguished by its commitment to education as a driver of better decisions, a catalyst for change and a facilitator for successful implementation of strategy. C-bridge works continuously to ensure the success of its clients by providing mentoring, knowledge transfer and executive education to thousands of industry leaders per year. More information about C-bridge can be found at www.c-bridge.com.


"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

Statements in this press release that do not relate to historical facts, including statements concerning future expectations, plans, and prospects of the management of C-bridge and eXcelon are forward-looking statements. Such statements are not guarantees of future performance, and are subject to substantial risks and uncertainties and involve assumptions that could cause the future results of C-bridge, eXcelon, or the combined company following the merger of C-bridge and eXcelon to differ materially from those expressed in any forward-looking statements. C-bridge and eXcelon each disclaim any intent or obligation to update publicly any forward-looking statements whether in response to new information, future events or otherwise.

Important factors that could cause eXcelon's actual results to differ from these forward-looking statements include the fact that a majority of our revenues to date have been derived from sales of our Object Design data management products, the market for which is stable or declining; the possibility that the recent restructuring of our business operations into separate B2B and data management divisions may not produce improvements in our operating results; the risk that our revenues will not grow rapidly enough to offset increased expenditures that we are incurring to develop and market our new XML-based B2B products; the possibility that we may be unable to keep pace with the rapid technological change and intense competition that characterize the market for B2B e-commerce solutions, costs related to the proposed merger, the possibility of substantial delay in the expected closing of the merger and the risk that the businesses of eXcelon and C-bridge will not be integrated successfully; and other factors described under the heading "Certain Factors that May Affect Future Results" in our Annual Report on Form 10-K for the year ended December 31, 2000, as amended, as filed with the Securities and Exchange Commission.

Important factors that could cause C-bridge's actual results to differ from these forward-looking statements include, but are not limited to, the profitability of our contracts, our ability to retain existing clients and attract new clients, our ability to hire, train, and retain qualified employees, our ability to continue to develop effective sales and marketing capabilities, our ability to keep pace with the Internet's rapid technological changes, evolving industry standards and changing client requirements, worldwide business use of the Internet, the growth in the number of web access devices per user, the occurrence of any failure of the Internet, the continued improvement of security on the Internet, general economic and industry conditions, costs related to the proposed merger, the possibility of substantial delay in the expected closing of the merger and the risk that the businesses of eXcelon and C-bridge will not be integrated successfully, any of which may cause actual results to differ materially from those described in the statements. In addition to the factors discussed above, and other factors described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2000, as amended, as filed with the Securities and Exchange Commission

Copies of the Annual Reports of both our companies on Form 10-K for the year ended December 31, 2000 can be found at http://www.sec.gov., any of which may cause actual results to differ materially from those described in the statements. In addition to the factors discussed above, and other factors described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2000, as amended, as filed with the Securities and Exchange Commission

Copies of the Annual Reports of both our companies on Form 10-K for the year ended December 31, 2000 can be found at http://www.sec.gov.


WHERE YOU CAN FIND ADDITIONAL INFORMATION

INVESTORS AND SECURITY HOLDERS OF BOTH EXCELON AND C-BRIDGE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER DESCRIBED ABOVE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. eXcelon and C-bridge expect to mail a proxy statement/prospectus about the merger to their respective stockholders. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by the companies at the Securities and Exchange Commission's web site at http://www.sec.gov. The proxy statement/prospectus and such other documents may also be obtained free of charge from eXcelon or C-bridge.

INVESTORS AND STOCKHOLDERS SHOULD READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

eXcelon and its officers and directors may be deemed to be participants in the solicitation of proxies from C-bridge's stockholders with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in eXcelon's Annual Report on Form 10-K for the year ended December 31, 2000, as amended, as filed with the Securities and Exchange Commission. This document is available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from eXcelon.

C-bridge and its officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of eXcelon with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in C-bridge's Annual Report on Form 10-K for the year ended December 31, 2000, as amended, as filed with the Securities and Exchange Commission. This document is available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from C-bridge.

                                       ###

NOTE: C-bridge is a trademark of C-bridge Internet Solutions. Object Design and ObjectStore are registered trademarks of eXcelon Corporation. eXcelon, EXLN, Xpress, eXcelon Portal Server, eXcelon Integration Server, eXcelon eSolutions, Stylus, Cache-Forward, and Javlin are trademarks of eXcelon Corporation. All other trademarks are the property of their respective owners.